UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2019

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Chase Funds

November 1, 2019

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) (each, a “Fund” together, the “Funds”) for the fiscal year ended September 30, 2019.  As of September 30, 2019, over 1,500 shareholders had $69 million invested in both classes of the Chase Growth Fund, and over 700 shareholders had $21 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 3, 2019 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the periods ended September 30, 2019 are summarized below.

Chase Growth Fund Class N (CHASX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/19	9/30/19	(12/2/97)
	9/30/19	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	-0.32%	+9.85%	+11.84%	+7.86%
Lipper Large Cap Growth Funds Index	+2.76%	+12.04%	+13.37%	+6.29%
Russell 1000® Growth Index	+3.71%	+13.39%	+14.94%	+7.21%
S&P 500® Index	+4.25%	+10.84%	+13.24%	+7.27%

Chase Growth Fund Institutional Class (CHAIX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/19	9/30/19	(1/29/07)
	9/30/19	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)	-0.30%	+10.02%	+12.07%	+8.06%
Lipper Large Cap Growth Funds Index	+2.76%	+12.04%	+13.37%	+9.09%
Russell 1000® Growth Index	+3.71%	+13.39%	+14.94%	+10.33%
S&P 500® Index	+4.25%	+10.84%	+13.24%	+8.29%

Gross Expense Ratio: Class N 1.26%, Institutional Class 1.11%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Chase Funds

Chase Mid-Cap Growth Fund Class N (CHAMX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/19	9/30/19	(9/1/02)
	9/30/19	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+2.20%	+9.29%	+13.15%	+9.45%
Lipper Mid-Cap Growth Funds Index	+3.95%	+10.97%	+12.82%	+10.67%
Russell Midcap® Growth Index	+5.20%	+11.12%	+14.08%	+11.61%
S&P 500® Index	+4.25%	+10.84%	+13.24%	+9.35%

Chase Mid-Cap Growth Fund Institutional Class (CHIMX)
			5 years ended	Since Inception
		1 year ended	9/30/19	(2/2/12)
		9/30/19	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)		+2.35%	+9.49%	+11.23%
Lipper Mid-Cap Growth Funds Index		+3.95%	+10.97%	+12.35%
Russell Midcap® Growth Index		+5.20%	+11.12%	+13.18%
S&P 500® Index		+4.25%	+10.84%	+13.49%

Gross Expense Ratio: Class N 1.95%, Institutional Class 1.80%, as of the Fund’s most recently filed registration statement.

Expense Caps*: Class N 1.34%, Institutional Class 1.19%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
Chase Investment Counsel Corporation (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive fees through January 27, 2020.  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

The 12 months ended September 30, 2019, were marked with generally strong equity markets in the United States and Europe, offset by weakness in Asia and emerging markets.  Domestic markets were largely driven by fears of recession, offset by somewhat better-than-expected corporate earnings and by several interest rate reductions by Federal Reserve bankers.  Through September 30th, interest rates have fallen modestly, and inflation remains under control.  As a result, many indices reached record high levels at the quarter’s end, or shortly thereafter.  Year-to-date through September 30, 2019 the S&P 500® Index was up 20.55% while the Russell 1000® Growth Index was up 23.30%.

Corporate earnings for the third quarter of 2019 were originally expected to be weak. In general, they are better than expected with 76% of the S&P 500 companies that have reported earnings for the quarter as of November 7, 2019 surpassing analysts’ estimates (S&P Global Market Intelligence).  Guidance for the fourth quarter continues to reflect significant uncertainty due to ongoing tariff negotiations with China and their impact on companies both in the U.S. and elsewhere.  Also weighing on markets now is considerable uncertainty regarding next year’s elections in the U.S. Compared to 2019, 2020 earnings should grow significantly. Next year’s earnings for the S&P 500 Index are estimated at $181.93 by S&P/Capital IQ. This represents a 10.0% increase over 2019 levels. In addition, revenue growth is estimated

Chase Funds

to be 5.4% between 2019-2020. Be warned that earnings estimates generally come down as the year proceeds so the estimated 10% growth between 19 and 20 could change significantly.

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

On September 30, 2019, the Chase Growth Fund owned 37 stocks ranging in market capitalization from $6.6 billion (XPO Logistics, Inc.) to $1,061.6 billion (Microsoft Corp.).

For the last 12 months ended September 30, 2019, the Chase Growth Fund trailed the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index.  Our performance was hurt by our overweight position in the Health Care sector and our underweight position in the Real Estate sector.  Stock selection detracted from performance in the Financials, Industrials, and Technology sectors, but helped performance in the Health Care sector.  For the twelve months ended September 30, 2019, our five best performing stocks were Dollar General Corp. +38.5%, Kirkland Lake Gold Ltd. +32.5%, Zoetis, Inc. +32.5%, Fiserv, Inc. +23.4%, and Vulcan Materials Co. +21.7%.  Our five worst performing stocks were Apple, Inc. -34.0%, Diamondback Energy, Inc. -24.5%, Fedex Corp. -22.1%, Marathon Petroleum Corp. -18.7%, and Worldpay, Inc. -17.0%.

Both Dollar General Corp. and Zoetis, Inc. have been very successful stocks for us since their purchase. Dollar General Corp. is one of the largest discount retailers in America with approximately 15,000 stores across 44 states.  The company has been actively expanding with new stores and remodeling and has been rolling out a digital coupon program and app to further engage customers outside store walls and boost sales.  Same-store sales for the company have impressively grown each of the last 29 years; a trend which is expected to continue both this year and next year.

Zoetis, Inc. is the industry leader in producing medicine and vaccinations for pets and livestock.  Since its spinoff from Pfizer in 2013, the company has consistently grown its earnings and recently announced a $2.5B share buyback program.  The animal health industry is less vulnerable to economic cycles and has much less competition from generic competitors than typical pharmaceutical and drug companies, making the company a defensive play in case of an economic downturn.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 23% vs. 21% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2020 of 17% vs. 17%, and revenue growth of 9% vs. 9%.  Despite these stronger growth characteristics, they have sold at lower price-earnings ratios (“P/E”) than the Russell 1000® Growth Index (22.3X vs. 24.8X) based on 2020 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 0.99 times their five-year historical growth rates compared to 1.19 times for the Russell 1000® Growth Index and 1.33 times their projected one-year growth rates compared to 1.44 times for the Russell 1000® Growth Index.

Chase Funds

September 30, 2019	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2020) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

On September 30, 2019, the Chase Mid-Cap Growth Fund owned 36 stocks ranging in market capitalization from $1.3 billion (Knoll, Inc.) to $24.9 billion (Global Payments, Inc.).

For the last 12 months ended September 30, 2019, the Chase Mid-Cap Growth Fund Class N underperformed the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.  Our performance was helped by our underweight position in the Energy sector but hurt by our underweight positions in the Real Estate sector.  Stock selection was positive in the Health Care, Materials, and Technology sectors, but negative in the Consumer Discretionary and Industrials sectors.

For the 12 months ended September 30, 2019, our five best performing stocks were Kirkland Lake Gold Ltd. +114.7%, Euronet Worldwide, Inc. +44.9%, Armstrong World Industries, Inc. +35.3%, EPAM Systems, Inc. +30.6%, and PagSeguro Digital Ltd. +27.7.  Our five worst performing stocks were Ollies Bargain Outlet Holdings -33.4%, NetApp, Inc. -26.6%, Skywest, Inc. -26.3%, Footlocker, Inc. -25.8%, and Diamondback Energy, Inc. -24.5%.

Two mid-cap stocks that have done well for us since their purchase were Kirkland Lake Gold Ltd. and Euronet Worldwide, Inc.  Kirkland Lake Gold Ltd. operates gold mines in Canada and Australia.  The company’s success in growing both reserves and resources has helped to differentiate it from its peers and drive strong earnings growth.

Euronet Worldwide, Inc. was bought in August 2018.  The company is a leading electronic payments provider.  The company operates in three segments:  The Money Transfer Segment provides consumer-to-consumer money transfer services as well as bill payment services and foreign currency exchange services.  The Epay Segment offers prepaid mobile airtime and other prepaid products and services.  The EFT Processing Segment offers comprehensive electronic payment solutions, including outsourced ATM management solutions.  All three segments have been delivering strong growth, and the company’s expanded money transfer agreement with Walmart continues to benefit both the top and bottom line.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 24% vs. 19% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2020 of 15% vs. 17%, and revenue growth of 12% vs. 12%.  Despite the stronger earnings per share growth rate, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (18.9X vs. 28.8X) based on 2020 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 0.79 times their five-year historical growth rates compared to 1.49 times for the Russell Midcap® Growth Index and 1.26 times their projected one-year earnings growth rates compared to 1.72 times for the Russell Midcap® Growth Index.

Chase Funds

September 30, 2019	CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2020) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Market Outlook

We are currently in the busiest part of the third-quarter earnings season. According to S&P Global Market Intelligence, as of November 7, 2019, 90% of S&P 500 companies reported earnings with 76% of them reporting a positive earnings surprise. However, guidance about the upcoming quarter continues to be very conservative.

There are several cross currents that will affect equity markets going forward.  We have entered the historically strong season period for equity markets (November-May).  We will also soon be in a reasonably strong year for the four-year Presidential cycle. Markets have gone up in 67% of election years since 1833 with an average gain of 6.0% (Stock Traders Almanac). In addition, valuations are not excessive.  As of November 7, 2018, S&P Capital IQ estimated that S&P 500 earnings for 2020 will be $181.93 per share.  This puts the market at 17.0x estimated earnings for 2020.  This is not an unreasonable multiple.

Given the market’s strength in 2019, we are paying special attention to companies that are continuing to grow earnings and revenues and which are not excessively valued in the marketplace.  Estimated earnings for our large cap and mid cap companies are expected to increase 17% and 15% respectively in 2020 (versus earnings growth of 17% for both large and mid-cap benchmarks) yet they sell for price/earnings multiples of 22.3x for large-cap and 18.9x for mid-cap, below their respective benchmark multiples of 24.8x for large-cap and 28.8x for mid-cap. Should you have any questions or need additional information, please call us at 800-293-9104.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Visa, Inc.	5.0%	1.	EPAM Systems, Inc.	5.3%
2.	Dollar General Corp.	4.3%	2.	Booz Allen Hamilton Holding Corp.	4.7%
3.	Microsoft Corp.	4.1%	3.	Global Payments, Inc.	4.2%
4.	Adobe, Inc.	3.9%	4.	Vulcan Materials Co.	4.1%
5.	Mastercard Incorporated	3.9%	5.	PagSeguro Digital Ltd.	3.8%
6.	Amazon Com, Inc.	3.9%	6.	Hexcel Corp.	3.8%
7.	Lockheed Martin Corp.	3.9%	7.	Euronet Worldwide, Inc.	3.7%
8.	Vulcan Materials Co.	3.6%	8.	Kirkland Lake Gold LTD	3.7%
9.	Fiserv, Inc.	3.5%	9.	MasTec, Inc.	3.7%
10.	T Mobile US Inc.	3.1%	10.	Viavi Solutions, Inc.	3.6%

Peter W. Tuz, CFA, CFP®	Robert ‘Buck’ C. Klintworth, CMT	Clay J. Sefter
President & Director	Vice President	Assistant Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.  Please refer to the schedule of investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Funds.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Chase Funds are distributed by Quasar Distributors, LLC.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2019 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/19 – 9/30/19).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Actual net expenses are limited per the operating expenses limitation agreement to 1.30% and 1.15% for the Chase Growth Fund Class N and Institutional Class, respectively, and to 1.33% and 1.18% for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/19	Value 9/30/19	Period 4/1/19 – 9/30/19*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,048.30	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/19	Value 9/30/19	Period 4/1/19 – 9/30/19*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,048.40	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2019 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/19	Value 9/30/19	Period 4/1/19 – 9/30/19*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,020.30	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53

*
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/19	Value 9/30/19	Period 4/1/19 – 9/30/19*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,021.10	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund – Class N
Shares versus the Russell 1000® Growth Index, the Lipper Large Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten
Average Annual Total Return as of Sept. 30, 2019	Year	Years	Years	Years
Chase Growth Fund – Class N Shares	-0.32%	12.21%	9.85%	11.84%
Chase Growth Fund – Institutional Class	-0.30%	12.30%	10.02%	12.07%
Russell 1000® Growth Index	3.71%	16.89%	13.39%	14.94%
Lipper Large Cap Growth Funds Index	2.76%	15.96%	12.04%	13.37%
S&P 500® Index	4.25%	13.39%	10.84%	13.24%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund – Class N
Shares versus the Russell Midcap® Growth Index, the Lipper Mid-Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2019	Year	Years	Years	Years	(2/2/12)
Chase Mid-Cap Growth Fund – Class N Shares	2.20%	11.70%	9.29%	13.15%	—
Chase Mid-Cap Growth Fund – Institutional Class	2.35%	11.86%	9.49%	—	11.23%
Russell Midcap® Growth Index	5.20%	14.50%	11.12%	14.08%	13.18%
Lipper Mid-Cap Growth Funds Index	3.95%	15.02%	10.97%	12.82%	12.35%
S&P 500® Index	4.25%	13.39%	10.84%	13.24%	13.49%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS: 95.8%	Value
	Aerospace/Aircraft: 1.0%
8,650	Hexcel Corp.	$710,424

	Auto/Auto Parts: 2.6%
1,679	AutoZone, Inc.*	1,821,077

	Broadcast Media: 2.7%
41,458	Comcast Corp. – Class A	1,868,927

	Building: 3.6%
16,217	Vulcan Materials Co.	2,452,659

	Business Services: 1.4%
13,830	XPO Logistics, Inc.*	989,813

	Computer Software: 9.0%
9,730	Adobe Systems, Inc.*	2,687,912
3,670	EPAM Systems, Inc.*	669,114
20,555	Microsoft Corp.	2,857,762
		6,214,788
	Conglomerates: 4.7%
9,303	Carlisle Companies, Inc.	1,353,959
11,060	Honeywell International, Inc.	1,871,352
		3,225,311
	Defense: 3.9%
6,845	Lockheed Martin Corp.	2,669,961

	Drugs – Proprietary: 4.8%
14,615	Merck & Co., Inc.	1,230,291
16,795	Zoetis, Inc.	2,092,489
		3,322,780
	Electrical Instruments: 2.2%
5,120	Thermo Fisher Scientific, Inc.	1,491,302

	Energy/Construction: 1.5%
11,535	Jacobs Engineering Group, Inc.	1,055,452

	Energy/Pipeline/Transport: 1.8%
16,470	ONEOK, Inc.	1,213,674

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	Finance/Information Services: 15.4%
14,557	Euronet Worldwide, Inc.*	$2,129,689
22,960	Fiserv, Inc.*	2,378,426
9,875	MasterCard, Inc. – Class A	2,681,754
19,905	Visa, Inc. – Class A	3,423,859
		10,613,728
	Financial Services – Diversified: 6.5%
36,165	Ally Financial, Inc.	1,199,232
16,780	American Express Co.	1,984,738
16,420	Discover Financial Services	1,331,498
		4,515,468
	Food: 1.9%
12,635	Post Holdings, Inc.*	1,337,288

	Health Care Services: 2.4%
10,912	IQVIA Holdings, Inc.*	1,630,035

	Information Services: 2.4%
12,597	Fidelity National Information Services, Inc.	1,672,378

	Internet Retail: 3.9%
1,540	Amazon.com, Inc.*	2,673,301

	Medical Products: 1.5%
3,065	Teleflex, Inc.	1,041,334

	Metals – Precious: 2.3%
34,780	Kirkland Lake Gold Ltd.+	1,558,144

	Railroad: 1.9%
9,670	Kansas City Southern	1,286,207

	Restaurants: 2.5%
14,965	Yum! Brands, Inc.	1,697,480

	Retail – Discount: 4.3%
18,470	Dollar General Corp.	2,935,622

	Semiconductors: 2.2%
52,570	Advanced Micro Devices, Inc.*	1,524,004

	Service Companies: 1.2%
11,405	Booz Allen Hamilton Holding Corp.	809,983

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	Telecommunication Equipment: 2.7%
11,005	Motorola Solutions, Inc.	$1,875,362

	Utilities Electric/Gas: 2.4%
11,300	Sempra Energy	1,667,993

	Wireless Telecommunication: 3.1%
27,245	T-Mobile US, Inc.*	2,146,089
	Total Common Stocks (Cost $48,285,610)	66,020,584

	SHORT-TERM INVESTMENTS: 4.3%
2,957,167	Invesco STIT Treasury Portfolio – Institutional Class, 1.79%#	2,957,167
	Total Short-Term Investments (Cost $2,957,167)	2,957,167
	Total Investments in Securities (Cost $51,242,777): 100.1%	68,977,751
	Liabilities in Excess of Other Assets: (0.1)%	(73,193)
	Net Assets: 100.0%	$68,904,558

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day annualized yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS: 96.8%	Value
	Aerospace/Aircraft: 3.8%
9,670	Hexcel Corp.	$794,197

	Apparel: 2.8%
16,630	Gildan Activewear, Inc.+	590,365

	Asset Management: 2.9%
18,840	Federated Investors, Inc. – Class B	610,604

	Building: 5.6%
12,620	Taylor Morrison Home Corp.*	327,363
5,705	Vulcan Materials Co.	862,824
		1,190,187
	Building Products: 3.9%
5,020	Armstrong World Industries, Inc.	485,434
5,320	Owens Corning	336,224
		821,658
	Business Services: 6.6%
1,876	MSCI, Inc.	408,499
9,325	TriNet Group, Inc.*	579,922
5,620	XPO Logistics, Inc.*	402,223
		1,390,644
	Computer Software: 5.3%
6,110	EPAM Systems, Inc.*	1,113,975

	Conglomerates: 3.2%
4,610	Carlisle Companies, Inc.	670,939

	Contract Manufacturing: 1.6%
9,280	Jabil Circuit, Inc.	331,946

	Electrical Instruments: 3.5%
7,564	Keysight Technologies, Inc.*	735,599

	Engineering & Construction: 6.2%
5,840	Jacobs Engineering Group, Inc.	534,360
11,930	MasTec, Inc.*	774,615
		1,308,975

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	Finance/Information Services: 8.0%
5,400	Euronet Worldwide, Inc.*	$790,020
5,633	Global Payments, Inc.	895,647
		1,685,667
	Financial Services – Diversified: 2.7%
17,330	Ally Financial, Inc.	574,663

	Financial Services – Mortgage Related: 2.5%
20,360	NMI Holdings, Inc. – Class A*	534,654

	Food: 4.0%
9,990	Performance Food Group Co.*	459,640
3,585	Post Holdings, Inc.*	379,436
		839,076
	Health Care Services: 1.5%
5,830	Syneos Health, Inc.*	310,214

	Home Furnishings/Furniture: 4.2%
9,800	Aaron’s, Inc.	629,748
10,560	Knoll, Inc.	267,696
		897,444
	Information Services: 3.8%
17,285	PagSeguro Digital Ltd. – Class A*+	800,468

	Insurance – Property/Casualty/Title: 1.6%
7,470	Fidelity National Financial, Inc.	331,743

	Leisure Time: 1.4%
5,099	Planet Fitness, Inc. – Class A*	295,079

	Machinery: 2.5%
4,405	Alamo Group, Inc.	518,557

	Medical Products: 1.3%
785	Teleflex, Inc.	266,704

	Medical Systems/Equipment: 2.4%
11,630	Bruker Corp.	510,906

	Metals – Precious: 3.7%
17,490	Kirkland Lake Gold Ltd.+	783,552

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	Railroad: 2.0%
3,240	Kansas City Southern	$430,952

	Retail – Specialty: 1.6%
2,500	Lithia Motors, Inc. – Class A	330,950

	Service Companies: 4.6%
13,824	Booz Allen Hamilton Holding Corp.	981,781

	Telecommunication Equipment: 3.6%
54,045	Viavi Solutions, Inc.*	756,900
	Total Common Stocks (Cost $16,997,199)	20,408,399

	SHORT-TERM INVESTMENTS: 3.4%
711,587	Invesco STIT Treasury Portfolio – Institutional Class, 1.79%#	711,587
	Total Short-Term Investments (Cost $711,587)	711,587
	Total Investments in Securities (Cost $17,708,786): 100.2%	21,119,986
	Liabilities in Excess of Other Assets: (0.2)%	(45,809)
	Net Assets: 100.0%	$21,074,177

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day annualized yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $51,242,777 and $17,708,786, respectively)	$68,977,751	$21,119,986
Receivables
Fund shares issued	1,633	2,300
Dividends and interest	31,616	2,036
Dividend tax reclaim	283	531
Prepaid expenses	14,320	16,582
Total assets	69,025,603	21,141,435

LIABILITIES
Payables
Due to Adviser	45,201	342
Fund shares redeemed	13,476	13,193
Audit fees	22,383	22,383
Shareholder servicing fees	3,273	1,381
Administration and fund accounting fees	15,281	15,371
Transfer agent fees and expenses	9,780	9,298
Custody fees	2,835	1,544
Legal fees	947	1,227
Chief Compliance Officer fee	1,791	1,791
Printing and mailing expense	4,989	—
Trustee fees and expenses	281	160
Accrued expenses	808	568
Total liabilities	121,045	67,258
NET ASSETS	$68,904,558	$21,074,177

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$32,592,402	$11,021,943
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,504,962	280,658
Net asset value, offering and redemption price per share	$13.01	$39.27
Institutional Class Shares
Net assets applicable to shares outstanding	$36,312,156	$10,052,234
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,661,449	249,957
Net asset value, offering and redemption price per share	$13.64	$40.22

COMPONENTS OF NET ASSETS
Paid-in capital	$44,195,265	$16,047,377
Total distributable earnings	24,709,293	5,026,800
Net assets	$68,904,558	$21,074,177

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2019

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
of $8,880 and $1,415, respectively)	$552,348	$112,410
Interest	53,988	17,701
Total income	606,336	130,111

Expenses
Advisory fees (Note 4)	527,149	160,685
Administration and fund accounting fees (Note 4)	92,131	92,407
Transfer agent fees and expenses (Note 4)	61,614	51,559
Registration fees	30,038	30,307
Shareholder servicing fees – Class N Shares (Note 5)	29,794	15,369
Audit fees	22,396	22,396
Trustees fees and expenses	16,000	15,165
Custody fees (Note 4)	15,866	8,031
Printing and mailing expense	13,239	4,138
Chief Compliance Officer fee (Note 4)	10,313	10,313
Legal fees	8,415	8,059
Miscellaneous	7,980	7,058
Insurance expense	2,288	1,410
Total expenses	837,223	426,897
Less: fees waived by Adviser (Note 4)	—	(158,717)
Net expenses	837,223	268,180
Net investment loss	(230,887)	(138,069)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	8,038,753	1,869,661
Net change in unrealized appreciation on investments	(8,603,568)	(1,403,492)
Net realized and unrealized gain/(loss) on investments	(564,815)	466,169
Net Increase/(Decrease) in Net Assets
Resulting from Operations	$(795,702)	$328,100

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2019	Sept. 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(230,887)	$(271,781)
Net realized gain from investments	8,038,753	8,112,121
Net change in unrealized
appreciation/(depreciation) on investments	(8,603,568)	6,609,864
Net increase/(decrease) in
net assets resulting from operations	(795,702)	14,450,204

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(3,817,829)	(4,736,737)
Institutional Class Shares	(3,611,915)	(3,469,870)
Total distributions to shareholders	(7,429,744)	(8,206,607)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(2,260,545)	(4,993,207)
Total increase/(decrease) in net assets	(10,485,991)	1,250,390

NET ASSETS
Beginning of year	79,390,549	78,140,159
End of year	$68,904,558	$79,390,549

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2019		Sept. 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	45,180	$573,522	123,704	$1,697,150
Shares issued on reinvestments
of distributions	314,569	3,614,398	355,679	4,531,349
Shares redeemed*	(615,324)	(7,669,271)	(932,780)	(12,781,644)
Net decrease	(255,575)	$(3,481,351)	(453,397)	$(6,553,145)
* Net of redemption fees of		$242		$730

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2019		Sept. 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	101,725	$1,324,660	436,594	$6,020,829
Shares issued on reinvestments
of distributions	276,192	3,325,352	241,927	3,210,376
Shares redeemed*	(261,890)	(3,429,206)	(545,548)	(7,671,267)
Net increase	116,027	$1,220,806	132,973	$1,559,938
* Net of redemption fees of		$804		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2019	Sept. 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(138,069)	$(119,069)
Net realized gain from:
Investments	1,869,661	2,832,420
Redemption in-kind	—	364,961
Net change in unrealized
appreciation/(depreciation) on investments	(1,403,492)	881,327
Net increase in net assets resulting from operations	328,100	3,959,639

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(1,056,730)	(1,582,539)
Institutional Class Shares	(804,957)	(1,127,350)
Total distributions to shareholders	(1,861,687)	(2,709,889)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(901,996)	(1,999,258)
Total decrease in net assets	(2,435,583)	(749,508)

NET ASSETS
Beginning of year	23,509,760	24,259,268
End of year	$21,074,177	$23,509,760

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2019		Sept. 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	16,231	$593,898	23,313	$954,193
Shares issued on reinvestments
of distributions	28,395	958,330	38,540	1,477,623
Shares redeemed*	(79,788)	(2,955,236)	(60,192)	(2,477,849)
Net increase/(decrease)	(35,162)	$(1,403,008)	1,661	$(46,033)
* Net of redemption fees of		$20		$389

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2019		Sept. 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,805	$342,995	57,949	$2,345,548
Shares issued on reinvestments
of distributions	20,896	721,540	25,144	982,649
Shares redeemed in connection
with redemption in-kind	—	—	(57,639)	(2,439,137)
Shares redeemed	(14,328)	(563,523)	(68,992)	(2,842,285)
Net increase/(decrease)	15,373	$501,012	(43,538)	$(1,953,225)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.66	$13.67	$12.63	$12.74	$14.76
Income from investment operations:
Net investment loss(1)	(0.05)	(0.05)	(0.03)	(0.01)	(0.03)
Net realized and unrealized
gain/(loss) on investments
and written options	(0.18)	2.57	2.12	1.16	0.52
Total from investment operations	(0.23)	2.52	2.09	1.15	0.49
Less distributions:
From net realized gain on investments	(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Total distributions	(1.42)	(1.53)	(1.05)	(1.26)	(2.51)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.01	$14.66	$13.67	$12.63	$12.74

Total return	-0.32%	20.10%	18.02%	9.15%	3.70%

Ratios/supplemental data:
Net assets, end of year (thousands)	$32,593	$40,480	$43,936	$47,601	$58,061
Ratio of expenses to average net assets	1.23%	1.19%	1.26%	1.27%	1.29%
Ratio of net investment loss
to average net assets	(0.37%)	(0.39%)	(0.23%)	(0.07%)	(0.22%)
Portfolio turnover rate	106.29%	62.10%	82.53%	45.80%	40.05%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2019		2018	2017	2016		2015
Net asset value, beginning of year	$15.29		$14.18	$13.05	$13.10		$15.06
Income from investment operations:
Net investment income/(loss)(1)	(0.04)		(0.04)	(0.01)	0.02		0.00 (2)
Net realized and unrealized
gain/(loss) on investments
and written options	(0.19)		2.68	2.19	1.19		0.55
Total from investment operations	(0.23)		2.64	2.18	1.21		0.55
Less distributions:
From net realized gain on investments	(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Total distributions	(1.42)		(1.53)	(1.05)	(1.26)		(2.51)
Paid-in capital from redemption fees	0.00	(1)(2)	—	—	0.00	(1)(2)	—
Net asset value, end of year	$13.64		$15.29	$14.18	$13.05		$13.10

Total return	-0.30%		20.24%	18.14%	9.38%		4.07%

Ratios/supplemental data:
Net assets, end of year (thousands)	$36,312		$38,911	$34,204	$33,030		$30,886
Ratio of expenses to average net assets	1.15%		1.10%	1.11%	1.07%		1.04%
Ratio of net investment income/(loss)
to average net assets	(0.29%)		(0.30%)	(0.09%)	0.13%		0.03%
Portfolio turnover rate	106.29%		62.10%	82.53%	45.80%		40.05%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$42.34	$40.64	$41.54	$41.19		$45.62
Income from investment operations:
Net investment loss(1)	(0.27)	(0.23)	(0.06)	(0.16)		(0.26)
Net realized and unrealized
gain on investments	0.64	7.22	5.59	4.11		1.01
Total from investment operations	0.37	6.99	5.53	3.95		0.75
Less distributions:
From net realized gain on investments	(3.44)	(5.29)	(6.43)	(3.60)		(5.18)
Total distributions	(3.44)	(5.29)	(6.43)	(3.60)		(5.18)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$39.27	$42.34	$40.64	$41.54		$41.19

Total return	2.20%	18.56%	15.03%	9.80%		1.89%

Ratios/supplemental data:
Net assets, end of year (thousands)	$11,022	$13,373	$12,766	$14,677		$19,035
Ratio of expenses to average net assets:
Before fee waiver	2.05%	1.93%	1.91%	1.88%		1.76%
After fee waiver	1.31%	1.32%	1.33%	1.38	%(3)	1.43%
Ratio of net investment loss
to average net assets:
Before fee waiver	(1.44%)	(1.18%)	(0.74%)	(0.91%)		(0.91%)
After fee waiver	(0.70%)	(0.57%)	(0.16%)	(0.41%)		(0.58%)
Portfolio turnover rate	130.82%	87.21%	148.07%	89.68%		50.61%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Effective April 1, 2016, the Adviser contractually agreed to lower the net annual operating expense cap to 1.33%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$43.21	$41.32	$42.08	$41.61	$45.92
Income from investment operations:
Net investment loss(1)	(0.22)	(0.18)	(0.02)	(0.09)	(0.14)
Net realized and unrealized
gain on investments	0.67	7.36	5.69	4.16	1.01
Total from investment operations	0.45	7.18	5.67	4.07	0.87
Less distributions:
From net realized gain on investments	(3.44)	(5.29)	(6.43)	(3.60)	(5.18)
Total distributions	(3.44)	(5.29)	(6.43)	(3.60)	(5.18)
Net asset value, end of year	$40.22	$43.21	$41.32	$42.08	$41.61

Total return	2.35%	18.73%	15.19%	10.01%	2.17%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,052	$10,137	$11,493	$8,861	$8,304
Ratio of expenses to average net assets:
Before fee waiver	1.92%	1.79%	1.76%	1.69%	1.52%
After fee waiver	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment loss
to average net assets:
Before fee waiver	(1.31%)	(1.05%)	(0.63%)	(0.72%)	(0.65%)
After fee waiver	(0.57%)	(0.44%)	(0.05%)	(0.21%)	(0.31%)
Portfolio turnover rate	130.82%	87.21%	148.07%	89.68%	50.61%

(1)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 – 2018, or expected to be taken in the Funds’ 2019 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2019, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Total Distributable
	Earnings	Paid-in Capital
Growth Fund	$(235,399)	$235,399
Mid-Cap Fund	9,385	(9,385)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statement of changes.

G.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2019:

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,015,015	$—	$—	$4,015,015
Consumer Discretionary	9,127,480	—	—	9,127,480
Consumer Staples	1,337,289	—	—	1,337,289
Energy	1,213,674	—	—	1,213,674
Financials	4,515,468	—	—	4,515,468
Health Care	7,485,450	—	—	7,485,450
Industrials	9,937,168	—	—	9,937,168
Materials	4,010,803	—	—	4,010,803
Technology	22,710,244	—	—	22,710,244
Utilities	1,667,993	—	—	1,667,993
Total Common Stocks	66,020,584	—	—	66,020,584
Short-Term Investments	2,957,167	—	—	2,957,167
Total Investments in Securities	$68,977,751	$—	$—	$68,977,751

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,173,504	$—	$—	$2,173,504
Consumer Staples	839,076	—	—	839,076
Financials	2,460,163	—	—	2,460,163
Health Care	1,087,824	—	—	1,087,824
Industrials	5,795,120	—	—	5,795,120
Materials	1,646,376	—	—	1,646,376
Technology	6,406,336	—	—	6,406,336
Total Common Stocks	20,408,399	—	—	20,408,399
Short-Term Investments	711,587	—	—	711,587
Total Investments in Securities	$21,119,986	$—	$—	$21,119,986

Refer to the Funds’ schedules of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2019, the end of the reporting period.  During the year ended September 30, 2019, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Chase Investment Counsel Corporation (the “Adviser”) provides the Funds with investment management services under each Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2019, the advisory fees incurred by the Funds are disclosed in the statement of operations.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Growth Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Growth Fund’s aggregate annual operating expenses to 1.30% and 1.15% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  The Adviser has also agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.33% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2019, the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 and $158,717 in the Growth Fund and the Mid-Cap Fund, respectively.  Cumulative expenses subject to recapture amounted to $0 and $438,320 at September 30, 2019 in the Growth Fund and the Mid-Cap Fund, respectively.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Mid-Cap Fund

Expiration	Amount
9/30/20	$137,420
9/30/21	142,183
9/30/22	158,717
$438,320

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2019 are disclosed in the statement of operations.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of Fund Services.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the year ended September 30, 2019 are disclosed in the statement of operations.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each Fund’s respective class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2019, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$72,660,822	$82,235,868
Mid-Cap Fund	27,170,613	29,583,547

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $8,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2019, the Funds did not draw on their lines of credit.  At September 30, 2019, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Growth Fund and the Mid-Cap Fund during the year ended September 30, 2019 and September 30, 2018 was as follows:

Growth Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Long-term capital gains	$7,429,744	$8,206,607

Mid-Cap Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Ordinary income	$—	$223,157
Long-term capital gains	1,861,687	2,486,732

As of September 30, 2019, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$51,242,777	$17,730,545
Gross unrealized appreciation	18,214,550	3,566,149
Gross unrealized depreciation	(479,576)	(176,708)
Net unrealized appreciation (a)	17,734,974	3,389,441
Undistributed ordinary income	—	—
Undistributed long-term capital gains	7,144,451	1,737,147
Total distributable earnings	7,144,451	1,737,147
Other accumulated gains/(losses)	(170,132)	(99,788)
Total accumulated earnings/(losses)	$24,709,293	$5,026,800

(a)
The book-basis and tax-basis net unrealized appreciation in the Growth Fund is the same.  The difference between book-basis and tax-basis net unrealized appreciation in the Mid-Cap Fund is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2019, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, ordinary late year losses of $170,132 and $99,788, respectively.

NOTE 9 – SUBSEQUENT EVENTS

On September 12, 2019, the Board of Trustees of Advisors Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization whereby the Chase Mid-Cap Growth Fund (the “Acquired Fund”) will reorganize and merge into the Chase Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”), subject to shareholder approval. The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

In December, shareholders of the Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about January 27, 2020.

Effective simultaneously with the Reorganization (i.e., on or about January 27, 2020), the Board of Trustees of the Trust has approved a change in investment strategy for the Acquiring Fund. The Acquiring Fund has invested primarily in common stocks of domestic companies with large market capitalizations (generally considered to be companies with capitalizations of $5 billion and more). After the Reorganization, the Acquiring Fund’s strategy will be to primarily invest in common stocks of domestic companies of any size market capitalization.

Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the independent trustees.  On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Depositary Receipt Risk (Both Funds) – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When a Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Large-Cap Companies Risk (Growth Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Sized Company Risk (Mid-Cap Fund) – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

Chase Funds

To the Board of Trustees
Advisors Series Trust and Shareholders of
Chase Growth Fund
Chase Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2019

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	2	Trustee, Advisors
(age 73)		term; since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not
Milwaukee, WI 53202			July 2019); Trustee and Chair (2000		affiliated with the
			to 2012), New Covenant Mutual		Funds);
			Funds (1999 to 2012); Director and		Independent
			Board Member, Alpha Gamma		Trustee from
			Delta Foundation (philanthropic		1999 to 2012,
			organization) (2005 to 2011).		New Covenant
Mutual Funds
(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	2	Trustee, Advisors
(age 59)		term*; since	Development Ballast Equity		Series Trust (for
615 E. Michigan Street		March 2017.	Management, LLC (a privately-		series not
Milwaukee, WI 53202			held investment advisory firm)		affiliated with
			(February 2019 to present);		the Funds).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	2	Trustee, Advisors
(age 85)	of the	term; since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street	Board	May 2002.	(mutual funds) (1985 to 1993).		series not
Milwaukee, WI 53202	and Trustee				affiliated with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	2	Trustee, Advisors
(age 72)		term; since	President, CEO, U.S. Bancorp		Series Trust (for
615 E. Michigan Street		September	Fund Services, LLC, and its		series not
Milwaukee, WI 53202		2008.	predecessors, (May 1991		affiliated with
			to July 2017).		the Funds).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	2	Trustee, Advisors
(age 60)		term*; since	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		January 2016.	(1998 to present).		series not
Milwaukee, WI 53202					affiliated with the
Funds);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with 16
portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 50)	Chief Executive	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Officer and	December
Milwaukee, WI 53202	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term; since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer and	December
Milwaukee, WI 53202	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 48)	Treasurer	term; since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 37)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 62)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 51)	President and	term; since	(July 2007 to present).
2020 East Financial Way,	Secretary	September
Suite 100		2019.
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2019 (Unaudited)

For the year ended September 30, 2019, the Growth Fund and the Mid-Cap Fund designated $7,429,744 and $1,861,687, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Growth Fund and the Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2019, the percentage of dividends declared from net investment income designated as qualified dividend income in the Growth Fund and the Mid-Cap Fund was 0% and 0%, respectively.

For corporate shareholders in the Growth Fund and the Mid-Cap Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2019 was 0% and 0%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Growth Fund and the Mid-Cap Fund was 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$37,800	$36,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/6/19

By (Signature and Title)*     /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date 12/6/19

* Print the name and title of each signing officer under his or her signature.